Exhibit 99.01

ASSIGNMENT OF RECEIVABLES IN AGGREGATE ADDITION ACCOUNTS

INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST II

(as required by Section 2.13(c)(viii) of the Transfer Agreement)

ASSIGNMENT No. 1 OF RECEIVABLES IN AGGREGATE ADDITION ACCOUNTS INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST II (this “Assignment”), dated as of July 24, 2013, by and between AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC (“RFC VIII”), as transferor (the “Transferor”), and AMERICAN EXPRESS ISSUANCE TRUST II (the “Trust”), as issuer, pursuant to the Transfer Agreement referred to below.

W I T N E S S E T H:

WHEREAS, RFC VIII, as Transferor, the Trust and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), are parties to the Amended and Restated Transfer Agreement, dated as of March 12, 2013 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Transfer Agreement”);

WHEREAS, pursuant to the Transfer Agreement, the Transferor wishes to designate Aggregate Addition Accounts to be included as Accounts and to convey its right, title and interest in the Receivables of such Aggregate Addition Accounts, whether existing at the Addition Cut-Off Date or thereafter created, to the Trust pursuant to the Transfer Agreement; and

WHEREAS, the Trust is willing to accept such designation and pledge subject to the terms and conditions hereof.

NOW, THEREFORE, the Transferor and the Trust hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Transfer Agreement unless otherwise defined herein.

“Addition Cut Off Date” shall mean, with respect to the Aggregate Addition Accounts, the opening of business on July 24, 2013.

“Addition Date” shall mean, with respect to the Aggregate Addition Accounts, July 24, 2013.

“Additional Trust Assets” shall have the meaning set forth in subsection 3(a).

“Aggregate Addition Accounts” shall mean the Aggregate Addition Accounts, as defined in the Transfer Agreement, that are designated hereby and listed on Schedule 1 hereto.

“Selection Date” shall mean, with respect to the Aggregate Addition Accounts, the opening of business on July 24, 2013.

2. Designation of Aggregate Addition Accounts. The Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee not later than five Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of the Aggregate Addition Accounts. Such list is incorporated into and made part of this Assignment, shall be Schedule 1 to this Assignment and shall supplement Schedule 1 to the Transfer Agreement.

3. Conveyance of Receivables. (a) The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided in the Transfer Agreement, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing at the Addition Cut Off Date and thereafter created and arising in the Aggregate Addition Accounts (including Related Accounts with respect to such Aggregate Addition Accounts), all Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto, and all proceeds (including “proceeds” as defined in the UCC) thereof (collectively, the “Additional Trust Assets”). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholders or any Supplemental Credit Enhancement Providers of any obligation of the Servicer, the Transferor or any other Person in connection with the Additional Trust Assets or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers.

(b) If necessary, the Transferor shall record and file, at its own expense, any financing statements (and amendments with respect to such financing statements when applicable) with respect to the Additional Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the transfer, assignment, set-over or other conveyance of its interest in such Additional Trust Assets to the Trust and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trust and the Indenture Trustee as soon as practicable after the Addition Date. Neither the Trust nor the Indenture Trustee shall be under any obligation whatsoever to file such financing statements or amendments to statements or to make any filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

(c) The Transferor shall, at its own expense, on or prior to the Addition Date, indicate in the appropriate computer files that all Receivables created in connection with the Aggregate Addition Accounts and the related Additional Trust Assets have been conveyed to the Trust pursuant to the Transfer Agreement and this Assignment by including in the securitization field of such computer files the code “E1” or “E2,” as applicable, for each such Aggregate Addition Account.

(d) The Transferor does hereby grant to the Trust and the Indenture Trustee a security interest in all of such Transferor’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Trust Assets. This Assignment shall constitute a security agreement under applicable law.

4. Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest in and to the Additional Trust Assets conveyed to the Trust pursuant to Section 3(a) of this Assignment.

5. Representations and Warranties of the Transferor. The Transferor hereby acknowledges on the Addition Date that it makes the representations and warranties in Sections 2.3 and 2.4 of the Transfer Agreement with respect to the Aggregate Addition Accounts.

6. Ratification of the Transfer Agreement. The Transfer Agreement is hereby ratified, and all references to the “Transfer Agreement,” to “this Transfer Agreement” and “herein” shall be deemed from and after the Addition Date to be a reference to the Transfer Agreement as supplemented and amended by this Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Transfer Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and, except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Transfer Agreement.

7. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

8. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. § 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

IN WITNESS WHEREOF, the Transferor and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC, as Transferor

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	Vice President and Treasurer

AMERICAN EXPRESS ISSUANCE TRUST II

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:	/s/ Erwin M. Soriano
Name:	Erwin M. Soriano
Title:	Assistant Vice President

ACCEPTED AND ACKNOWLEDGED:

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:	/s/ Leslie Morales
Name:	Leslie Morales
Title:	Vice President

[Signature Page – Assignment No. 1 (AEIT II)]

Schedule 1

LIST OF AGGREGATE ADDITION ACCOUNTS

[Delivered to the Indenture Trustee]